Exhibit 99.1

Sterling Bancorp, Inc. First Quarter 2018 NASDAQ: SBT Sandler O’Neill + Partners, L.P. West Coast Conference

 Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our final prospectus filed with the Securities and Exchange Commission on November 17, 2017 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

 3  Pristine Credit Quality Focused Suite of Residential & Commercial Products Profitable & Efficient Business Model Experienced Leadership Team In-Branch Relationship Deposits and Loans Desirable Branch Network in High-Growth Markets Investment Highlights

 Key Markets 4 Desirable Branch Network in High-Growth Markets Los Angeles / Orange County (4 Branches) San Francisco Bay Area (20 Branches) Southfield, MI (1 Operational Branch) SF Bay Area Markets • San Francisco (13) • Burlingame (1) • Daly City (1) • San Mateo (1) • San Rafael (1) • Cupertino (1) • Fremont (1) • Oakland (1) LA / Orange County Markets • Alhambra (1) • Arcadia (1) • Irvine (1) • Rowland Heights (1) Seattle, WA (1 LPO) New York, NY (1 Branch)

 Strategic Overview 5 Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of December 31, 2017, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017 Business Model Unique Credit Consistent Performance • Relationship spread lender, not a mortgage bank • Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) • Focus on customers who value service and relationships • Focus on efficiency and credit quality with industry leading metrics • Niche client culture mix that typically make large down payments and carry large deposit balances • Niche TIC lending product in distinct markets • Efficient branch footprint • Strong, growing profitability. ROAA of 1.54% vs. peers of 0.84% ¹ • Net credit recoveries of 4bps to avg. loans • Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) • Low LTV products. 62% avg. in residential products • Deep customer knowledge, almost all of the borrowers maintain a deposit account • Strong credit culture • Nonperforming loans are 3bps of total loans • Low transaction volumes

 2017 Financial Summary • Total portfolio loans of $2.59 billion, a 31% year-over-year increase • Total deposits of $2.25 billion, a 39% year-over-year increase • Net income of $38.0 million, or $0.82 diluted EPS, including a non-cash charge of $3.3 million recorded to tax expense relating to the recently enacted tax reform • Successfully completed initial public offering with a total offering size of over $200 million, with net proceeds of over $85 million to the Company 6 Continued Growth Financial Highlights Balance Sheet ($ Million) Total Assets $2,962 Cash and Securities $190 Net Loans $2,594 Total Deposits $2,245 Total Equity $273 YTD Performance Ratios and Profitability Return on Average Assets 1.54% Return on Average Equity 20.3% Return on Average Tangible Common Equity 20.4% Net Interest Margin 4.05% Efficiency Ratio 36% Net Income (Million) $38.0 Capital Ratios Tang. Common Equity / Tang. Assets 9.20% Leverage Ratio 9.83% Common Equity Tier 1 Risk-Based Capital Ratio 15.53% Tier 1 Risk-Based Capital Ratio 15.53% Total Risk-Based Capital Ratio 20.28% Asset Quality Nonperforming Loans $0.8 Nonperforming Loans / Total Loans 0.03% Nonperforming Assets $3.8 Nonperforming Assets / Total Assets 0.13% ALLL / Nonperforming Loans 2,357%

 $888.4 $1,136.1 $1,575.8 $1,982.4 $2,594.4 2013 2014 2015 2016 2017 2017 Financial Summary 7 Demonstrated Growth Total Net Loans ($ Million) Net Income ($ Million) $14.5 $17.7 $22.5 $33.2 $38.0 2013 2014 2015 2016 2017

 Strong Core Returns 8 Consistent Profitability and Growth Drive High Returns Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of December 31, 2017, mean metrics pictured Source: SEC Filings, S&P Global Market Intelligence ROAA ROATCE 1.58% 1.60% 1.59% 1.73% 1.54% 0.91% 0.92% 0.90% 0.89% 0.84% 2013 2014 2015 2016 2017 Peers ¹ Sterling 9.8% 10.1% 9.7% 9.7% 8.7% 15.0% 15.4% 17.4% 22.3% 20.4% 2013 2014 2015 2016 2017 Peers ¹ Sterling

Expense Management Focus 9 Noninterest Expense Performance Versus Peers Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of December 31, 2017, mean metrics pictured Source: SEC Filings, S&P Global Market Intelligence Efficiency Ratio Noninterest Expense / Average Assets 67% 67% 65% 64% 62% 49% 47% 42% 36% 36% 2013 2014 2015 2016 2017 Peers ¹ Sterling 3.0% 2.9% 2.9% 2.8% 2.7% 2.0% 2.2% 2.0% 1.7% 1.7% 2013 2014 2015 2016 2017 Peers ¹ Sterling

Strong Revenue Growth 10 Consistent Revenue Composition on a High Growth Balance Sheet Revenue Analysis (Non-GAAP) ($ Million) 2017 Highlights • $22.3 million net interest income growth driven by strong originations and balance sheet growth Growth Opportunities • Continued secondary market demand for loan sales • Acquisition of Quantum Capital to establish platform for investment management and private banking • Accelerated growth in Los Angeles and new markets including NY and Seattle • Expansion of current residential and commercial teams in all operating markets Total Revenue $46.1 $57.8 $75.0 $97.3 $5.9 $6.2 $5.8 $6.9 $52.6 $66.2 $90.3 $113.9 4.74% 4.66% 4.71% 4.63% 5.15% 5.03% 5.07% $0.6 5.00% $2.2 $9.6 $9.7 2014 2015 2016 2017 Net Interest Income Gain on Sale of Loans Other Noninterest Income Rev. / Average Assets Rev. / Average Loans

 $901 $1,149 $1,589 $2,002 $2,726 2013 2014 2015 2016 2017 5.19% 5.02% 4.95% 5.02% 5.11% 82% 9% 7% 2% Loan Portfolio Composition 11 Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans Note: Financial data as of December 31, 2017 unless noted Loan Composition as of December 31, 2017 Loan Composition Over Time ($ Million) • 62% Average LTV in residential products • 46% of loan portfolio reprices in the next 12 months • 90 Days+ delinquencies of 3bps • Rated as a servicer by DBRS and Fitch • Sterling loans also used as collateral in securitizations Yield on Loans 1-4 Family Residential ($2.2Bn) Commercial Real Estate ($247mm) Construction ($192mm) Commercial ($41mm)

 $827 $953 $1,230 $1,615 $2,245 2013 2014 2015 2016 2017 85% 12% 3% 0.69% 0.56% 0.61% 0.80% 0.94% Stable Deposit Funding 12 Sterling Has A Sizable Core Deposit Base Deposit Composition as of December 31, 2017 • Almost all of our borrowers maintain a deposit account • Average residential lending customer maintains a $14k checking account • Average deposits per branch of $94 million Note: Financial data as of December 31, 2017 unless noted Cost of Deposits Deposit Composition Over Time ($ Million) Core Interest Bearing Deposits ($1.9Bn) Jumbo ($250k+) Deposits ($269mm) Non-Interest Bearing Deposits ($74mm) Interest-Bearing Deposits Non-Interest Bearing Deposits

 Credit Performance 13 Sterling Bancorp Maintains Pristine Credit Quality Nonaccrual Loans / Total Loans Non-Performing Assets / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans 0.12% 0.06% 0.02% 0.02% 2014 2015 2016 2017 0.51% 0.42% 0.17% 0.13% 2014 2015 2016 2017 (0.12%) (0.03%) (0.14%) (0.04%) 2014 2015 2016 2017 0.87% 0.69% 0.74% 0.71% 2014 2015 2016 2017

 Interest Rate Risk Analysis 14 Interest Rate Risk Mitigated by ARM Loans and Repricing Structures Note: 1: Over 95% of loans repricing in 2018 will adjust annually thereafter Weighted-Average Reset (months) Repricing Matrix ¹ • Strategically decreased WAReset of loans • WAReset may be influenced through loan sales • Average coupon rates of Advantage Loans will increase through attrition and new production • Investment portfolio average duration 0.68 years • Increasing deposit price competition traditionally lags market rates, but will put downward pressure on NIM • Weighted average margin of 12Mo LIBOR plus 3.97% on $1.9B of residential loans • Held for Investment loans predominantly all ARM loans 53% 52% 51% 50% 49% 46% 45% 41% 13% 13% 11% 11% 11% 15% 16% 13% 34% 35% 38% 39% 40% 39% 39% 46% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Mar-16 June-16 Sept-16 Dec-16 Mar-17 June-17 Sept-17 Dec-17 12 Months 24 Months All Other 15 20 25 30 35 Dec-15 Mar-16 June-16 Sept-16 Dec-16 Mar-17 June-17 Sept-17 Dec-17

 Solid Capital Ratios 15 Well Capitalized As of and for the 3mo. Ended Regulatory 12/31/2016 9/30/2017 12/31/2017 Guidelines Tier 1 (core) capital to risk-weighted assets 12.22% 11.49% 15.53% 8.00% Tier 1 (core) capital to adjusted tangible assets 7.74% 7.12% 9.83% 5.00% Common Tier 1 (CET 1) 12.22% 11.49% 15.53% 6.50% Total adjusted capital to risk-weighted assets 17.07% 16.62% 20.28% 10.00%

 Experienced Leadership Team • Executive management with an average tenure at Sterling of 18 years Desirable Branch Network in High-Growth Markets • Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) • Focused growth in Los Angeles and Orange County • New branching footholds in New York City and Seattle Pristine Credit Quality • 5 years of net recoveries versus peer charge-offs • Non-performing loans / loans of 3bps • Non-performing assets / total assets of 13bps Focused Suite of Residential & Commercial Products • Average LTV of 62% in residential products • 31% Net loan CAGR since 2013 with a net interest margin over 4.00% in 2017 • Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk In-Branch Relationship Deposits and Loans • Strong customer loyalty, almost all borrowers maintain a deposit account • Average residential lending checking relationship maintains a $14k deposit balance Profitable & Efficient Business Model • History of strong performance delivering 1.54% ROAA and 20.4% ROATCE in 2017 • Ranked #2 overall in SNL Financial’s “Top Performing Banks” of 2016, #1 in California 16 Investment Highlights

Appendix

Experienced Leadership Team

Sterling Bancorp, Inc.

	Gary Judd *Chairman of the Board* *Chief Executive Officer*	Mr. Judd has over 40 years of experience in the banking industry and has led Sterling since August 2008. His prior experience includes service as a director, president and chief executive officer for WestStar Bank and its parent company, Vail Banks, Inc. as well as Vectra Bank and its parent company Vectra Banking Corporation. Prior to those positions, he served in numerous positions with Citibank. Mr. Judd's extensive expertise over many credit cycles has provided an experienced hand at the top throughout his tenure with the Company.
	Tom Lopp *President* *Chief Operating Officer* *Chief Financial Officer*	Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California in 2015. Mr. Lopp's deep understanding of the Company, his long experience with Sterling's financial reporting responsibilities and the risks inherent in the banking business, has helped to effectively manage the risks attendant to growth.
	Michael Montemayor *President of Retail & Commercial Banking* *Chief Lending Officer*	Joined as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Officer, Construction Loan Officer, and then Managing Director of Commercial Lending followed by his appointment as Chief Lending Officer in 2006, and has led retail banking since 2013. His broad experience in all aspects of the lending business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

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 Non-GAAP Reconciliations 19 Total Revenue (Dollars Million) Year Ended December 31, 2014 2015 2016 2017 (a) Net Interest Income $46.1 $57.8 $75.0 $97.3 (b) Gain on Sale of Loans $0.6 $2.2 $9.6 $9.7 (c) Other Noninterest Income $5.9 $6.2 $5.8 $6.9 (d) Total Revenue (Non GAAP) $52.6 $66.2 $90.3 $113.9 (e) Average Assets 1,109 1,420 1,918 2,461 (f) Average Loans 1,021 1,317 1,783 2,276 (d) / (e) Rev. / Average Assets 4.74% 4.66% 4.71% 4.63% (d) / (f) Rev. / Average Loans 5.15% 5.03% 5.07% 5.00% Return on Average Tangible Common Equity (ROATCE) (Dollars Million) For the Year Ended, 2014 2015 2016 2017 (a) Net Income $17.7 $22.5 $33.2 $38.0 (b) Avg. Shareholders’ Equity 117.9 131.7 150.7 187.5 (c) Intangibles (2.5) (2.0) (1.6) (1.1) (d) Avg. Tang. Common Equity 115.4 129.7 149.1 186.4 (a) / (d) ROATCE 15.4% 17.4% 22.3% 20.4%

Earnings Release Detail

Balance Sheet

Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited

Dollars in thousands	12/31/2017	9/30/2017	% change	12/31/2016	% change
Assets					
Cash and due from banks	$ 40,147	$ 36,191	11%	$ 22,124	81%
Investment securities available for sale, at fair value	126,848	109,944	15%	75,606	68%
Investment securities, restricted stock, at cost	22,950	22,950	0%	18,360	25%
Mortgage loans held for sale	112,866	34,312	229%	4,714	2294%
Loans, net of allowance for loan losses of $18,457, $17,189 and $14,822	2,594,357	2,366,193	10%	1,982,439	31%
Accrued interest receivable	11,493	10,115	14%	8,169	41%
Leasehold improvements and equipment, net	7,043	6,737	5%	5,855	20%
Cash surrender value of bank owned life insurance	30,680	30,518	1%	30,028	2%
Deferred tax asset	6,847	9,639	(29)%	9,516	(28)%
Other assets	8,727	9,321	(6)%	6,790	29%
Total assets	$ 2,961,958	$ 2,635,920	12%	$ 2,163,601	37%
Liabilities					
Noninterest-bearing deposits	$ 73,682	$ 70,572	4%	$ 59,231	24%
Interest-bearing deposits	2,171,428	2,028,890	7%	1,555,914	40%
Total deposits	2,245,110	2,099,462	7%	1,615,145	39%
Federal Home Loan Bank borrowings	338,000	234,283	44%	308,198	10%
Subordinated notes, net	64,889	64,841	0%	49,338	32%
Accrued expenses and other liabilities	40,661	52,862	(23)%	28,648	42%
Total liabilities	2,688,660	2,451,448	10%	2,001,329	34%
Stockholders' Equity					
Common stock, voting, authorized 500,000,000 shares at December 31, 2017 and 490,000,000 at September 30, 2017 and December 31, 2016, issued and outstanding 52,963,308, 45,271,000 and 45,271,000 shares at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.	111,238	22,863	387%	22,863	387%
Common stock, non-voting, authorized 10,000,000 shares, issued and outstanding 5,072,000 shares at September 30, 2017 and December 31, 2016, respectively.	-	2,885	-	2,885	-
Additional paid-in capital	12,416	12,416	0%	15,118	(18)%
Retained earnings	149,816	146,339	2%	121,446	23%
Accumulated other comprehensive loss	(172)	(31)	N/M	(40)	N/M
Total stockholders' equity	273,298	184,472	48%	162,272	68%
Total liabilities and stockholders' equity	$ 2,961,958	$ 2,635,920	12%	$ 2,163,601	37%

N/M – not meaningful

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Earnings Release Detail

Income Statement

Sterling Bancorp, Inc. Consolidated Financial Summary Unaudited

Dollars in thousands	Three Months Ended					Year Ended		
	12/31/2017	9/30/2017	% change	12/31/2016	% change	12/31/2017	12/31/2016	% change
Interest Income:								
Interest and fees on loans	$ 34,095	$ 31,725	7.5%	$ 25,034	36%	$ 120,701	$ 89,566	34.8%
Interest and dividends on investment securities	588	501	17%	328	79%	1,890	1,180	60%
Other interest	54	55	(2)%	12	350%	157	57	175%
Total interest income	34,737	32,281	8%	25,374	37%	122,748	90,803	35%
Interest Expense:								
Interest on deposits	5,884	4,375	34%	3,295	79%	17,570	11,428	54%
Interest on Federal Home Loan Bank borrowings	751	1,344	(44)%	787	(5)%	3,795	2,439	56%
Interest on subordinated notes and other	1,187	1,067	11%	907	31%	4,070	1,978	106%
Total interest expense	7,822	6,786	15%	4,989	57%	25,435	15,845	61%
Net interest income	26,915	25,495	6%	20,385	32%	97,313	74,958	30%
Provision for loan losses	600	900	(33)%	1,808	(67)%	2,700	1,280	111%
Net interest income after provision for loan losses	26,315	24,595	7%	18,577	42%	94,613	73,678	28%
Total non-interest income								
Service charges and fees	629	713	(12)%	409	54%	2,341	1,341	75%
Investment management and advisory fees	603	594	2%	540	12%	2,338	3,209	(27)%
Net gains (losses) on sale of Investment securities	46	-	-	(898)	(105)%	119	(898)	(113)%
Gain (loss) on sale of loans	868	4,377	(80)%	311	179%	9,681	9,557	1%
Other income	680	467	46%	814	(16)%	2,117	2,172	(3)%
Total non-interest income	2,826	6,151	(54)%	1,176	140%	16,596	15,381	8%
Non-interest expense								
Salaries and employee benefits	6,880	6,211	11%	5,069	36%	23,778	17,812	33%
Occupancy and equipment	1,632	1,549	5%	1,189	37%	5,986	4,891	22%
Professional fees	665	344	94%	511	30%	1,673	1,466	14%
Advertising and marketing	370	233	59%	375	(1)%	1,025	1,449	(29)%
FDIC assessments	455	335	36%	292	56%	1,296	990	31%
Data processing	292	281	4%	244	20%	1,059	986	7%
Other	1,649	1,380	20%	1,345	23%	5,944	5,016	19%
Total non-interest expense	11,943	10,333	16%	9,025	32%	40,761	32,610	25%
Income before income taxes	17,198	20,413	(16)%	10,728	60%	70,448	56,449	25%
Income tax expense	10,667	8,321	28%	4,601	132%	32,471	23,215	40%
Net income	$ 6,531	$ 12,092	(46.0)%	$ 6,127	7%	$ 37,977	$ 33,234	14.3%
Income per share, basic and diluted	$ 0.13	$ 0.27		$ 0.14		$ 0.82	$ 0.73	
Weighted average common shares outstanding, basic and diluted	49,034	45,271		45,271		46,219	45,271	

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Earnings Release Detail 22 Performance Ratios Note: 1: Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest margin and non-interest income. Sterling Bancorp, Inc. Performance Ratios As of and for the Three Months Ended As of and for the Year Ended 12/31/2017 9/30/2017 12/31/2016 12/31/2017 12/31/2016 Performance Ratios: Return on average as sets 0.94% 1.87% 1.18% 1.54% 1.73% Return on average shareholders ' equity 11.46 26.80 15.21 20.25 22.06 Return on average tangible common equity 11.50 27.10 15.35 20.41 22.29 Yield on earning as sets 5.12 5.12 4.99 5.11 4.86 Cos t of average Interest-bearing liabilities 1.28 1.18 1.08 1.18 0.94 Net Interest spread 3.84 3.94 3.91 3.93 3.92 Net Interest margin 3.97 4.04 4.01 4.05 4.01 Efficiency ratio 1 40.2 32.7 41.9 35.8 36.5

 Earnings Release Detail 23 Capital and Credit Quality Note: 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. Sterling Bancorp, Inc. Capital and Credit Quality Ratios As of and for the Three Months Ended 12/31/2017 9/30/2017 12/31/2016 Capital Ratios Regulatory and Other Capital Ratios— Consolidated: Tier 1 (core) capital to risk-weighted as sets 15.53% 11.49% 12.22% Tier 1 (core) capital to adjusted tangible as sets 9.83 7.12 7.74 Common Tier 1 (CET 1) 15.53 11.49 12.22 Total adjusted capital to risk-weighted as sets 20.28 16.62 17.07 Regulatory and Other Capital Ratios—Bank: Tier 1 (core) capital to risk-weighted as sets 13.71 14.19 14.61 Tier 1 (core) capital to adjusted tangible as sets 8.68 8.79 9.26 Common Tier 1 (CET 1) 13.71 14.19 14.61 Total capital to risk-weighted as sets 14.76 15.27 15.73 Credit Quality Data Nonperforming loans 1 $ 783 $ 897 $ 565 Nonperforming loans to total loans 0.03% 0.04% 0.03% Nonperforming as sets 2 $ 3,777 $ 3,912 $ 3,599 Nonperforming as sets to total as sets 0.13% 0.15% 0.17% Allowance for loan losses to total loans 0.71% 0.72% 0.74% Allowance for loan losses to nonperforming loans 2357% 1916% 2623% Net charge-offs to average loans (0.03)% (0.00)% (0.02)%

Earnings Release Detail

Allowance for Loan Losses, Loan Composition, and Deposit Composition

Sterling Bancorp, Inc. Allowance for Loan Losses

	Three Months Ended			Year Ended December 31,	
	12/31/2017	9/30/2017	12/31/2016	12/31/2017	12/31/2016
Allowance for loan losses					
Balance at beginning of period	$ 17,189	$ 16,245	$ 12,707	$ 14,822	$ 10,984
Provision for loan losses	600	900	1,808	2,700	1,280
Charge offs	(19)	-	(5)	(19)	(24)
Recoveries	687	44	312	954	2,582
Balance at end of period	$ 18,457	$ 17,189	$ 14,822	$ 18,457	$ 14,822

Sterling Bancorp, Inc. Loan Composition

Loan Composition	12/31/2017	9/30/2017	% Change	12/1/2016	% Change
Construction	$ 192,319.42	$ 181,931.90	6%	$ 145,964.97	32%
Residential real estate, mortgage	2,132,641	1,911,393	12%	1,613,766	32%
Commercial real estate, mortgage	247,076	242,799	2%	200,754	23%
Commercial and industrial loans, lines of credit	40,749	47,193	-14%	36,713	11%
Other consumer loans	29	66	-56%	63	-54%
Total loans held for investment	2,612,814	2,383,383	10%	1,997,261	31%
Less: allowance for loan losses	(18,457)	(17,189)	7%	(14,822)	25%
Loans, net	$ 2,594,357	$ 2,366,193	10%	$ 1,982,439	31%
Mortgage loans held for sale	$ 112,866	$ 34,312.00	N/M	$ 4,714.00	N/M
Total Loans	$ 2,725,680	$ 2,417,695	13%	$ 2,001,975	36%

Sterling Bancorp, Inc. Deposit Composition

Deposit Composition	12/31/2017	9/30/2017	% change	12/31/2016	% change
Noninterest bearing demand deposits	$ 73,682	$ 70,572	4%	$ 59,231	24%
Savings, NOW and Money Market	1,507,956	1,398,917	8%	1,119,919	35%
Time deposits	663,472	629,973	5%	435,995	52%
Total deposit balances	$ 2,245,110	$ 2,099,462	7%	$ 1,615,145	39%

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Earnings Release Detail

Quarterly Yield Analysis

Sterling Bancorp, Inc. Yield Analysis

Dollars in thousands

	For the Three Months Ended								
	12/31/2017			9/30/2017			12/31/2016		
	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate
Interest earning assets									
Loans	$ 2,563,319	$ 34,095	5.32%	$ 2,387,709	$ 31,725	5.31%	$ 1,934,325	$ 25,034	5.18%
Securities, includes restricted stock	132,869	588	1.77%	116,400	501	1.72%	88,278	328	1.49%
Other interest earning assets	18,597	54	1.16%	17,225	55	1.28%	9,636	12	0.50%
Total interest earning assets	$ 2,714,785	$ 34,737	5.12%	$ 2,521,333	$ 32,281	5.12%	$ 2,032,239	$ 25,374	4.99%
Interest-bearing liabilities									
Savings, NOW, Money Markets	$ 1,457,137	$ 3,653	0.99%	$ 1,382,085	$ 3,109	0.89%	$ 1,069,411	$ 2,181	0.81%
Time deposits	662,822	2,231	1.34%	433,345	1,266	1.16%	442,325	1,114	1.00%
Total deposits	2,119,959	5,884	1.10%	1,815,430	4,375	0.96%	1,511,736	3,295	0.86%
FHLB borrowings	244,263	751	1.20%	412,796	1,344	1.27%	277,052	787	1.11%
Subordinated debt	64,871	1,187	7.32%	57,462	1,067	7.43%	49,345	907	7.35%
Total borrowings	309,134	1,938	2.45%	470,258	2,411	2.01%	326,397	1,694	2.03%
Total interest-bearing liabilities	$ 2,429,093	7,822	1.28%	$ 2,285,688	6,786	1.18%	$ 1,838,133	4,989	1.08%
Net interest income and spread [1]		$ 26,915	3.84%		$ 25,495	3.94%		$ 20,385	3.91%
Net interest margin			3.97%			4.04%			4.01%

Note:
1: Interest income does not include taxable equivalent adjustments.

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